Exhibit 24.1


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby constitutes and appoints Richard F. Katchuk and Linda A. Madrid, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-8, and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Securities Act of 1933, as amended and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.


Date: August 5, 1999


                                            /s/ Oliver T. Carr, Jr.
                                            ------------------------------
                                            Oliver T. Carr, Jr.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby constitutes and appoints Richard F. Katchuk and Linda A. Madrid, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-8, and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Securities Act of 1933, as amended and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.


Date: August 5, 1999


                                            /s/ Thomas A. Carr
                                            ------------------------------
                                            Thomas A. Carr

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby constitutes and appoints Linda A. Madrid his true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-8, and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorney-in-fact and agent may determine to be necessary or advisable to comply with the Securities Act of 1933, as amended and any rules or regulations promulgated thereunder, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or her substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.


Date: October 6, 1999


                                            /s/ Richard F. Katchuk
                                            ------------------------------
                                            Richard F. Katchuk

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby constitutes and appoints Richard F. Katchuk and Linda A. Madrid, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-8, and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Securities Act of 1933, as amended and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.


Date: August 5, 1999


                                            /s/ C. Ronald Blankenship
                                            ------------------------------
                                            C. Ronald Blankenship

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby constitutes and appoints Richard F. Katchuk and Linda A. Madrid, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-8, and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Securities Act of 1933, as amended and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.


Date: August 5, 1999


                                            /s/ Andrew F. Brimmer
                                            ------------------------------
                                            Andrew F. Brimmer

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby constitutes and appoints Richard F. Katchuk and Linda A. Madrid, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-8, and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Securities Act of 1933, as amended and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.


Date: August 5, 1999


                                            /s/ A. James Clark
                                            ------------------------------
                                            A. James Clark

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby constitutes and appoints Richard F. Katchuk and Linda A. Madrid, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-8, and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Securities Act of 1933, as amended and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.


Date: August 5, 1999


                                            /s/ Timothy Howard
                                            ------------------------------
                                            Timothy Howard

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby constitutes and appoints Richard F. Katchuk and Linda A. Madrid, and each of them, her true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-8, and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Securities Act of 1933, as amended and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.


Date: August 5, 1999


                                            /s/ Caroline S. McBride
                                            ------------------------------
                                            Caroline S. McBride

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby constitutes and appoints Richard F. Katchuk and Linda A. Madrid, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-8, and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Securities Act of 1933, as amended and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.


Date: August 5, 1999


                                            /s/ William D. Sanders
                                            ------------------------------
                                            William D. Sanders

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby constitutes and appoints Richard F. Katchuk and Linda A. Madrid, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-8, and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Securities Act of 1933, as amended and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.


Date: August 5, 1999


                                            /s/ Wesley S. Williams, Jr.
                                            ------------------------------
                                            Wesley S. Williams, Jr.